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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934



Date of Report (Date of earliest event reported)   March 29, 1996



                       LSI Industries Inc.
      (Exact name of registrant as specified in its charter)



     Ohio                0-13375                 31-0888951
(State or other        (Commission           (I.R.S. Employer
 jurisdiction          File Number)         Identification No.)
of incorporation)



           10000 Alliance Road, Cincinnati, Ohio  45242
     (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (513) 793-3200




(Former name or former address, if changed since last report.)




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ITEM 4.  CHANGES IN REGISTRANT S CERTIFYING ACCOUNTANT

(a) On March 29, 1996, the Company determined to terminate the engagement of Price Waterhouse LLP (Price Waterhouse), the
Company s independent accountants, who were previously engaged as the independent accountant to audit the consolidated financial statements of the Company.

(b) On March 29, 1996, the Company selected Arthur Andersen LLP (Arthur Andersen) as the Company s independent accountants. Following a review of the Company s accounting services in recent years, the Board of Directors initiated a process to solicit bids from both Price Waterhouse and Arthur Andersen, who also serves as the Company s tax advisor. The Audit Committee of the Company s Board of Directors, after reviewing audit proposals from both Price Waterhouse and Arthur Andersen, approved the selection of Arthur Andersen as the Company s independent accountants and replacement for Price Waterhouse, effective March 29, 1996.

(c) Price Waterhouse s report on the Company s financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company s two most recent fiscal years and through March 29, 1996, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Price Waterhouse, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with its report. The Company has authorized Price Waterhouse to respond fully to any inquiries by Arthur Andersen.

(d) Price Waterhouse did not advise the Company either during the Company s two most recent fiscal years or through March 29, 1996:

    (1) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

    (2) that information had come to its attention that had led it to no longer be able to rely on management s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

    (3) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) have caused it to be unwilling to rely on management s representations or be associated with the Company s financial statements; or



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    (4)   that information had come to its attention that it had
concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.


(e) As stated above, the Company has engaged Arthur Andersen, independent accountant, as the principal accountant to audit the consolidated financial statements of the Company for fiscal year
1996.

(f) During the two most recent fiscal years and during the interim period prior to engaging
Arthur Andersen, neither the Company nor anyone on its behalf consulted Arthur Andersen regarding either: (a) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company s financial statements, and neither a written report nor oral advice was provided to the Company that Arthur Andersen concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or a reportable event.

(g) A letter from Price Waterhouse addressed to the Securities and Exchange
Commission pursuant to Regulation S-K, Item 304(a)(3) has been included as Exhibit A to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

    16.1  Letter from Price Waterhouse LLP to the Securities and
Exchange Commission,
dated April 4, 1996, regarding its agreement with the statements made in paragraph 4(a) of the current report on Form 8-K.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
LSI Industries Inc.



BY: /s/ Robert J. Ready            /s/ Ronald S. Stowell
    ______________________________ ______________________________
    Robert J. Ready                Ronald S. Stowell
    President and Chief             Chief Financial Officer and
    Executive Officer              Treasurer (Principal
    (Principal and Executive       Accounting Officer)
    Officer)


April 5, 1996


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                       LSI INDUSTRIES INC.

                             FORM 8-K

                        INDEX TO EXHIBITS




Index
Number                       Exhibit Description

16.1 Letter from Price Waterhouse LLP to the Securities and Exchange Commission, dated April 4, 1996, regarding its agreement with the statements made in the current report on Form 8-K.